Line of Credit	12 Months Ended
Mar. 31, 2020
Line of Credit [Abstract]
Line of Credit

10. Line of Credit

As at March 31, 2020 the Company's Line of Credit had a credit limit of up to $8,000,000 (2019 - $5,000,000). The line of Credit had a limit of $2,000,000 at September 30, 2018, which was increased to a limit of US $5,000,000 during the quarter ended December 31, 2018, and was increased to a credit limit of up to $8,000,000 during the quarter ended March 31, 2020. The Line of Credit bears interest at the bank's US Base Rate (March 31, 2020 - 3.75%, March 31, 2019 - 6% ) plus 1.5%.

The Line of Credit is secured by a general floating charge on the Corporation's assets and the assets of one of its subsidiaries, and one of the Company's subsidiaries has provided a corporate guarantee. Two directors of the Company have also provided personal guarantees for a total of $5,020,000. The Line of Credit contains customary business covenants such as maintenance of security, maintenance of corporate existence, and other covenants typical for a corporate operating line of credit, and the Line of Credit has one financial covenant, to maintain a current ratio greater than 1.2:1, and the bank approved a temporary reduction in the current ratio to 1.0:1 as at March 31, 2020 and June 30, 2020. In addition, the availability of the credit limit over $5,000,000 is subject to margin requirements of a percentage of finished goods inventory and accounts receivable, and these margins are tested on a monthly basis. As of March 31, 2020 the credit limit on the Company's Line of Credit was $7,207,000, and funds available under the line of credit were approximately $1,737,000.